January 17, 2012 Blackbaud Announces Agreement to Acquire Convio Accelerates Multi-Channel Supporter Engagement Exhibit 99.3

Forward-Looking Statements
This presentation contains “forward-looking statements” relating to the acquisition of Convio by Blackbaud and the companies’ potential combined business. Those forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and actual outcomes and results could differ materially. Among other risks, there can be no guarantee that the acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the acquisition and combined business will be realized. These forward-looking statements should be evaluated together with the risk factors and uncertainties that affect Blackbaud’s and Convio’s businesses, particularly those identified in their Annual Reports on Form
10-K and other filings with the U.S. Securities and Exchange Commission, or SEC. Except as might be required by law, neither company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
Additional Information
The tender offer for Convio stock has not yet commenced, and this presentation is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Blackbaud’s wholly owned subsidiary
Caribou Acquisition Corporation will file with the SEC a tender offer statement on Schedule TO. Investors and Convio stockholders should read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by Convio with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and other related tender offer documents may be obtained free of charge from Blackbaud at www.blackbaud.com or its Office of the [Investor Relations],
2000 Daniel Island Drive, Charleston, SC 29492. Convio will make available to all its stockholders a copy of the tender offer statement and the solicitation/recommendation statement free of charge at www.convio.com or you can get one by contacting Convio [Investor Relations] at 11501 Domain Drive, Suite 200, Austin, TX
78758,
phone 888-528-9501.
In addition to the offer to purchase, the related letter of transmittal and other offer documents, as well as the solicitation/recommendation statement, Blackbaud and Convio file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any of these reports, statements or other information in the
EDGAR database at the SEC website, www.sec.gov, or at the SEC public reference room at 100 F Street, N.E.,
Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

•
Leading supplier of software and
services to the non profit sector
•
Founded 1981
•
IPO 2004
•
25,000+ nonprofit customers
in 60 countries
•
2,200+ employees worldwide
•
12 global offices
•
Headquarters in Charleston, SC
•
TTM revenue ended 9/30/11:
-
~$363 million
•
TTM EBITDA ended 9/30/11 (1) :
-
~$85 million
WHO IS BLACKBAUD?
Blackbaud’s Purpose
To power the business of philanthropy from
____________________
(1) Non-GAAP , unaudited
fundraising through outcomes

ACQUISITION STRATEGIC RATIONALE
Highly complementary solutions
•
Convio’s SaaS-based capabilities for large events, advocacy and federated organizations complement our current solutions
•
Enables us to offer a comprehensive set of multi-channel supporter engagement solutions to nonprofit organizations
Enhances ability to deliver value to customers
•
Brings significant domain expertise, innovation and thought leadership, especially in online, advocacy and social
•
Valuable experience in effectively scaling a SaaS business
Significant cross-sell opportunity
•
Convio has over 1,500 customers, many that are new to Blackbaud’s 25,000+ customer base
•
Integration of specific Blackbaud and Convio offerings will provide seamless solutions
Accelerates Blackbaud’s SaaS expansion
•
Significant addition to our growing subscription and transactional revenue base
•
Combined pro forma subscription and usage revenue annualized run rate of ~$170 million & total recurring revenue run rate of
~$300 million (Quarter ended 9/30/11, non-GAAP, unaudited)
Attractive financial impact
•
Transaction is expected to be accretive to non-GAAP EPS in 2012 and beyond

KEY TRANSACTION TERMS
Transaction
Purchase Price
Timing
Financing
•
On January 16, 2012, Blackbaud entered into a definitive merger agreement to acquire Convio
•
The acquisition is structured as a cash tender offer
•
All Convio directors and officers and certain of its affiliates (representing over 30% of the outstanding shares in total) have agreed to tender all of their respective shares subject to tender and support agreements
•
Blackbaud will acquire all outstanding shares of common stock of Convio for $16.00 per share in cash, or an enterprise value of approximately $275 million (based on fully diluted shares and net of approximately $50 million of cash and debt
(1)
)
•
The per share price represents a premium of 49% over Convio’s January 13 closing price
•
The acquisition is expected to close during the first quarter of 2012
•
The consummation of the tender offer is subject to various conditions, including a minimum tender of at least a majority of outstanding Convio shares on a fully diluted basis, the expiration or termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act and other customary conditions. The board of directors of both companies have unanimously approved the transaction
•
The transaction will be financed through a combination of existing cash and newly-issued syndicated debt
(1) Net cash balance of $50 million based on Convio’s public filings as of [September 30, 2011].

th

Facilities

$100
$80
$60
$40
$20
$0
($million)
2007
2008
2009
2010
9 mos to 9/30/10
9 mos to 9/30/11

$12
$8
$4
$0
($4)
($8)
($million)
20%
15%
10%
5%
0%
(5%)
(10%)
($3.4)
$1.4
$6.6
$9.2
$8.0
$8.8
2007
2008
2009
2010
9 mos to 9/30/10
9 mos to 9/30/11

blackbaud

6
____________________
(1) Source: CNVO Public filings.
(2) Excludes stock-based compensation and acquisition-related transaction costs.
(3)
See the non-GAAP disclosure and reconciliation at the end of this presentation.
CONVIO OVERVIEW
Headquarters
Key Offices
3   Party Hosting
Facility
Austin, TX
Sacramento, CA
San Francisco, CA
Overland Park, KS
Lincoln, NE
Washington DC
Convio at a Glance (1)
Convio provides on-demand constituent engagement
solutions that enable non-profit organizations to raise funds, advocate for change and cultivate relationships with
donors, activists, volunteers, alumni and other constituents
Serves more than 1,500 nonprofits of all sizes, including 29 of the top 50 US charities
Convio was founded in 1999 and is headquartered in
Austin, TX
Convio went public in April 2010
YoY Growth:  100%        32%            11%           11%       14%
Adjusted EBITDA Margin
Adjusted EBITDA
Revenue (1)
Adjusted EBITDA (1) (2) (3)
$43.1
$57.0
$63.1
$69.7
$52.8
$60.0

rd

Other
Blackbaud
Convio
____________________
(1) Sourced from various industry and internal sources.  Represents estimate of 2010 market size.
Online Giving Rapidly Growing (1)
$19.0
$1.5
$0.6
Significant Opportunity in Online Fundraising ($bn) (1)
New fundraising and communication
channels are expanding, not
replacing traditional channels
Online fundraising and advocacy are
important and growing components
of the
Nonprofit supporters engage across
multiple channels and expect cross-
channel consistency
WELL POSITIONED IN LARGE AND GROWING SEGMENT
$0
$5
$10
$15
$20
$25
2006 2007 2008 2009 2010
total supporter journey

APPENDIX 8

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL
MEASURES
(in thousands) Blackbaud Convio Pro Forma Combined Total
GAAP revenue 363,165 $                           76,933 $                        440,098 $
Reconcilation of net income to adjusted EBITDA:
GAAP net income 34,817 $                             2,441 $                          37,258 $
Non-GAAP adjustments:
Add: Interest expense (income), net (106) (89) (195)
Add: Income tax expense 17,562 214 17,776
Add: Depreciation expense 9,058 2,274 11,332
Add: Amortization of intangibles from business
combinations and capitalized software costs 7,336 1,675 9,011
Add: Stock-based compensation expense 14,732 2,815 17,547
Add: Acquisition-related expenses 2,054 702 2,756
Less: Gain on sale of assets (550) - (550)
Total Non-GAAP adjustments 50,086 7,591 57,677
Non-GAAP adjusted EBITDA 84,903 $                             10,032 $                        94,935 $
GAAP cash flow from operating activities 74,764 $                             8,234 $                          82,998 $
Non-GAAP adjustments:
Less: Capital expenditures (13,160) (3,295) (16,455)
Free cash flow 61,604 $                             4,939 $                          66,543 $
Twelve months ended September 30, 2011
Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP financial measures
(Unaudited)
Confidential 9